                                                                 EXHIBIT 10(III)

                             TENA COMPANIES, INC.
                       QUALITY CONTROL MASTER AGREEMENT

Agreement between Tena Companies, Inc. (hereafter "Tena") with a principal place of business located at 1973 Sloan Place, Maplewood, Minnesota 55117 and the Client (hereafter "Lender") identified below. Tena's federal tax identification number is 41-1410768.

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                                    Lender
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
Lender Name..........:   United Financial Mortgage
                       -----------------------------------
Street Address.......:   600 Enterprise Drive, Suite 206
                       -----------------------------------
City.................:   Oak Brook                               State:  IL            Zip:  60521
                       -----------------------------------
Contact Name.........:   Steve Khoshabe
                       -----------------------------------
Title................:   SR. VP/COO                              Phone:  708-571-7222  Fax:  708-571-7296
                       -----------------------------------
Lender Structure.....:   CORPORATION                        Lender is organized under laws of: ILLINOIS
                       -----------------------------------                                     --------

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                                Parent Company
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
Name.................:  __________________________________

Street Address.......:  __________________________________

City.................:  __________________________________       State:  ____________  Zip:  ____________

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                                  ACCEPTANCE
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Services provided under this agreement are subject to fees outlined in the Tena
Fee Schedule 9404. A copy of that fee schedule is attached as Exhibit 1. If fee modifications are made or new services added, an updated Tena Fee Schedule with a new identifying number will be provided to Lender. This agreement shall be effective only when executed by both parties. By signing below, each party acknowledges acceptance of the terms and conditions in this agreement and attached exhibits.
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Company....:  United Financial Mortgage      Company....:  Tena Companies, Inc.
             ---------------------------                  ----------------------
Signature..:  [SIGNATURE ILLEGIBLE]          Signature..:  [SIGNATURE ILLEGIBLE]
             ---------------------------                  ----------------------
Title......:  SR VP /COO                     Title......:  SR V President
             ---------------------------                  ----------------------
Date.......:  10/16/95                       Date.......:    10/17/95
             ---------------------------                  ----------------------

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1.   GENERAL PROVISIONS:
a) Lender appoints Tena as its audit contractor for mortgage loans which it originates or purchases and Tena agrees to provide audit services as an independent contractor. This agreement shall commence on the date of execution and will continue until it is renegotiated or canceled (which either party may initiate by providing written notice to the other party at least 30 days prior to the effective date of the change). Tena will not be responsible for any services other than those set forth in this Agreement and any amendments, all of which must be in writing. This agreement supersedes any and all prior agreements, representations, and understandings, written and verbal, between Lender and Tena. This agreement shall not be assignable without consent of both parties and shall be construed and interpreted in accordance with the laws of the State of Minnesota. If any term or provision is found to be invalid or unenforceable, the remainder of the agreement shall remain in effect.

b) Each loan file will be reviewed to determine whether the loan appears to meet nationally recognized underwriting and documentation requirements of FHA, VA, FNMA or FHLMC. The guidelines used will be those in effect at the time that the loan

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(C) 1995 TENA COMPANIES, INC.                                             Page 1
     closed. The audit includes but is not limited to specific reviews of file documents pertaining to origination, processing, underwriting, appraising and loan closing as well as a review of the credit decision. As part of this process, Tena will complete an Audit Questionnaire which Lender acknowledges is Tena's proprietary, copyrighted questionnaire and may not be used, reconstructed, re-created, copled, or distributed by Lender. Upon request, an addendum to the Audit Questionnaire will be prepared to incorporate additional questions specific to Lender. Tena reserves the right to review and approve these additional questions and to renegotiate the audit fee if the additional questions exceed one page in length.

c) Tena's standard Quality Control audit will include a review of the following: Final Application, Preliminary Application, Conventional Transmittal, Verification of Employment, Verification of Deposit, Other Verifications, Self Employed/Tax Returns, Credit Report, Rental Income/Loss, Gift Letter, Appraisal, Purchase Agreement, FHA Mortgage Credit Analysis Worksheet, PMI Insurance Documents, Underwriting, Specific VA Requirements, Rate Lock/Commitment Letter, Flood Insurance, Good Faith Estimate, Truth-In-Lending, Survey/Plat Drawing, Title Insurance or Opinions, Note, Mortgage/Deed of Trust, Settlement Statement/Closing Instructions, Right to Rescind, Hazard Insurance, Assignment, VA Loan Guaranty Certificate, FHA Mortgage Insurance Certificate (MIC), Notice of Adverse Action, Verification of Credit, Rental Verification, Mortgage Payment History, Owner Occupancy, Miscellaneous Verifications, Program Disclosures, Other Audit Factors (e.g,. Assumptions, Modification Agreements, Transfer of Servicing Disclosure Etc.), Alternative Documentation (Le., Pay Stubs, W2s, Bank Statements, Etc.).

2. AUDIT SCHEDULE AND LOCATION: Files will be selected for audit in accordance with the provisions outlined in the Selection Criteria section on page four of this agreement. Tena will conduct audit services at its offices and shall provide a file turnaround time of five business days from the day that the audits are scheduled to begin until the day the files leave Tena; however, if Tena receives files after the scheduled date, a delay in audit time may occur.

3. REVIEW APPRAISALS: Tena will perform an internal desk review of all appraisals during the audit to identify discrepancies and to ensure general conformance to secondary market standards as defined by FNMA, FHLMC, FHA and VA. In addition, field review appraisals will be obtained in accordance with the provisions outlined in the Appraisal Criteria section on page four of this agreement. The field review appraisals will be ordered from independent fee appraisers who are not associated with the appraiser that prepared the initial appraisal report. The review appraiser will be asked to analyze the appraisal document and perform an external inspection of the subject and comparable properties then provide a written analysis of the original appraisal, a conclusion of value and a photo of the subject and comparable properties. The standard appraisal review form (FNMA Form #2000/FHLMC Form #1032/FHA Form #1038) will be used unless Lender has requested an alternative document. The expense of these review appraisals will be included on Lender's invoice. Lender will be provided with the original review appraisal.

4. CREDIT REPORT REVIEWS: On all files with an original report, new credit reports will be obtained and compared to the original credit reports in accordance with the provisions outlined in the credit report criteria section on page 4 of this agreement. The new reports will be ordered from a source other than the original credit agency and, if possible, will access at least one new repository that was not used to produce the original credit report. The charges for these new reports will be included on Lender's invoice.

5.   REVERIFICATION PROCEDURES:
a) Copies of verifications of deposit, employment, loans, sources of funds for down payment, gift letters, pay stubs, W2s, and/or bank statements will be mailed to the issuers requesting that the recipient confirm the information. One follow-up effort will be made for requests that are not returned. Verbal information, if obtained, will be documented and negative findings will be reflected on the applicable Individual Loan Summary. Tax returns of self-employed borrowers and borrowers with FHA alternative documentation loans will be verified with the IRS provided an original, signed and unexpired IRS Form 4506 (or Form 8821) are in the file. Fees paid to the IRS will be included on Lender's invoice for reimbursement. For FNMA loans, a copy of the final mortgage application will be mailed to the borrower(s) for re-certification. This reverification will not be performed on other types of loans unless requested in the Optional Reverification Services section.

b) Lender may select additional reverification functions from the list in the Optional Reverification Services section on page four. The fee for each Optional Reverification is found on the Tena Fee Schedule and will be
                                             -----------------
     charged only if Lender has specifically requested the service and only for the files on which the function was performed.

6. AUDIT REPORTS: All audit results, information and materials are confidential and will be disclosed by Tena only to Lender or those individuals, firms or agencies specifically designated in writing by Lender. The audit results are summarized in the Management Information Report which has two distinct sections, the Management Summary and the Individual Loan Summaries. The Management Summary presents a graphical overview of the audit findings with a statistical comparison of current and previous audit results. The second portion of the Management Information Report (called the Individual Loan Summary) summarizes the findings for each file audited. If ten or more files are audited in a calendar month, the full Management Information Report will be sent to Lender approximately thirty days after the completion of the audit. If nine or fewer files are audited in a calendar month, the Individual Loan Summaries will be sent approximately thirty days after the completion of the audit and the full Management Information Report will then be sent on a quarterly basis. Tena will provide two copies of all reports unless requested otherwise.

7. SERVICE FEES: Lender will receive an invoice summarizing the number of audits performed and the associated expenditures (if any) for the subject period. All additional charges, supplementary services or out-of-pocket expenses, including but not limited to appraisal fees, credit report fees and shipping fees, shall be itemized and included on the invoice. Expenses incurred or received by

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(C) 1995 TENA COMPANIES, INC.                                             Page 2

     Tena after the invoice has been sent will be itemized on a later invoice. Tena will retain responsibility for payment of all expenses to credit reporting agencies and review appraisers. Lender agrees to pay Tena's invoice within 10 days of receipt. Interest on the balance due shall accrue from the date shown on the invoice at a rate equal to the lesser of 1 percent per month or the maximum permitted by the applicable state law. Said interest shall be waived provided payment in full is received by Tena no later than thirty (30) days after the invoice date.

8. DOCUMENT RETENTION AND DISPOSITION: Tena will maintain audit documentation (or copies thereof) including reverifications, review appraisals, credit reports, Individual Loan Summaries, Management Reports, and other documents copied, generated or received during the course of the audit for a period of three years.

9.   LENDER AGREEMENTS AND RESPONSIBILITIES:
a) Lender will provide any unique lending or underwriting guidelines (and subsequent amendments) that apply to the loans audited and resolve inconsistencies by providing clarification of Lender's underwriting guidelines when requested by Tena. Lender will provide all information, lists etc., necessary to comply with the specific audit procedures outlined in this agreement. Lender will include (in files tendered for audit) all relevant credit, appraisal and loan documentation relating to the transaction and will knowingly omit neither information nor purge documents or notes which may affect the audit results. Lender agrees to share with Tena any information Lender may possess regarding real or suspected file quality problems or any other information which would generally be considered to be useful to an auditor. Lender agrees to provide a FNMA Form #1003, FHLMC Form #0065, URLA, or a separate Quality Control Release signed by all loan applicants whose files Tena may audit. If a Lender's internally prepared Quality Control Release form is used, it must authorize a Quality Control review by Lender, Lender's assigns and an authorized third party. If such a release is not provided in the
       ---
       audit file, Lender acknowledges that reverification of documents will not be attempted.

b) Lender is responsible for initiating any corrective actions to resolve discrepancies noted by the audit process and will make all decisions relating to repurchase obligations and disclosure of Quality Control results to investors. If Lender is audited during or after the term of this agreement and files which Tena reviewed are included in said audit, both Tena and Lender agree to cooperate in responding to any agency inquiries regarding the Quality Control procedures on those audited files. If it is subsequently necessary for Tena to recreate reports, assemble materials, gather information or perform other work to assist in preparation for an agency or internal audit, investigation, civil proceeding or criminal action, Lender agrees to reimburse Tena for out of pocket expenses incurred in relation to said work and to compensate Tena at the rate of $80.00 per hour.

c) If Lender has reason to believe that it (or its parent firm) is immediately subject to insolvency or to being placed under control of any government agency, Lender will notify Tena and immediately pay all outstanding invoices, pay for all audit work in progress and prepay, on a monthly basis, any additional audit work Tena performs.

10. LIMIT OF LIABILITY: Tena accepts no liability or responsibility for the subsequent sale of mortgage loans, funding of mortgage loans, preparation of disclosures, calculation of the APR, flood map determinations or repurchase obligations. Lender acknowledges that Tena provides the audit reviews and management reports only as an informational tool. Tena will attempt to identify those areas that do not appear to meet Lender's standards but makes no representations that all problems will be found. Both Lender and Tena acknowledge that the credit analysis and file review rely on subjective judgements and that conclusions reached on a file may differ from one prudent individual to another. Therefore, Tena makes no representation that the loans are saleable in the secondary market or acceptable to investors. Lender will hold Tena harmless from any losses that may result from Lender's ownership of the loan, inability to sell or obligation to repurchase the loan. Tena shall not be liable to Lender or any other entity for any act, failure to act, mistake or omission unless resulting from willful negligence by Tena.


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(C) 1995 Tena Companies, Inc.                                             Page 3



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
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                                        PROCEDURAL REQUIREMENTS GRID

?? the sections A through E on this grid to specify the criteria Tens should employ to meet your firm's audit requirements. Mark each box ?? with the percentage of total loans that should receive the corresponding function listed in the left column.
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?? SELECTION CRITERIA: Complete the boxes in this section by entering the applicable percentage in each box. For example, to select ??? closed FHA loans for audit, enter 10% in the box at the intersection of the "FHA INSURED" column and the "% of Closed Loans to ????". To use a statistical sampling formula, enter the work "Formula" in the appropriate box(es). If audits are not required for a ???? category, leave the corresponding box blank. If Lender selects ??? leave this section blank.
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                      Conv. FNMA  Conv. FHLMC  Conv. FHLMC     Conv.      FHA Insured   VA Guaranteed    Other
                                    1-2 Unit     3-4 Unit   Undesginated
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
??? Loans to              10          10           10           10           10              10
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??? Payment                                                                 100
??? to Select
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??? ???                                                                      10
??? to Select
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??? ???                                                                      10
??? to Select
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??? Report Criteria: Use this section of the grid to indicate the concentration and mix of review credit reports that Tena should ??? various types of audited loans. Example: To request 90% In-files and 10%
Residentials on FNMA loans, enter "90" in the box at the ??? of the Conv-FNMA column and the "% Of In-
File Report" row. Then enter 10% at the intersection of the Conv-FNMA column ??? % Of Residential
Reports" row.
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% ??? -file Reports       90          90           90           90
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% ??? Three File                                                             90
??? Reports
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% ??? Residential         10          10           10           10           10              100
????????
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??? ??? Appraisal Criteria: This portion of the grid will provide Tena with guidelines regarding the percentage of audited loans ??? ??? receive a full appraisal field review. For each loan type, indicate the percentage of files that need review appraisals ??? To ??? ??? Tena to obtain review appraisals on
10% of all Conventional FNMA files, enter 10% in the box at the intersection of Conv-FNMA ??? ??? ???
the "%" Of Review Appraisal Field Review" row.
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% ??? Appraisal           10          10           10           10           10              10
??? ???
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??? ??? Services: To request optional services listed on the TENA FEE SCHEDULE, enter the requested
                                                             -----------------
service in the left-hand column ???? ??? appropriate box corresponding to each loan type, enter the percentage of loans that should receive the optional service. (NOTE: The ??? be performed only on eligible files. For example, the State Agency Inquiry verification is used for self-employed borrowers. If the ??? ??? column is marked for 100% of this optional service, 100% of Conv-FNMA files with self-
                                                                                             ----
employed borrowers will be selected, but ??? borrowers who are not self-employed will not be included.
--------
The same logic is used for the optional Owner Occupancy reverifications; the ??? ??? will be employed only on Owner Occupied loan files.)
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

? PROVISIONS:
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? review appraisals, individual appraisers should be selected as follows:      A
(Choose one and enter the choice in ? the right column, e.g., "A", "B", or "C.")

Tena selects the review appraiser from Tena's appraiser list.

? Tena selects the appraise from a list of appraisers provided by Lender, but if the list does not include a firm that services a geographical are where a review is required, Tens will select the appraiser from Tena's list.

? Tena selects the appraiser from a list of appraisers provided by Lender, but if the list does not include a firm that ? services a geographical area where a review is required, Tena will contact Lender and Lender will provide Tena with the name of an approved appraiser for the specific location.
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? provides Lender with two copies of all reports. Enter the number of extra copies requested in the right column.
? for additional copies is listed in the TENA FEE SCHEDULE.)
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? reverifications are returned to Tena with a request from the addressee for a fee to process the reverification.
? in the right column the maximum fee Tena is authorized to pay when this encountered. All paid fees are ? for reimbursement on Lender's invoice. (If no
fee is authorized, enter $0.00)                                   $10.00
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?use the loan file and closed report (if one is provided) to help determine whether a conventional loan was ? using FNMA or FHLMC guidelines. In the event that Tena is unable to ascertain what guidelines were ? what default audit checklist should be employed. Choose FNMA FHLMC, or Conv-Undesignated and
? choice in the right column.                            Undesignated
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? send Management Reports To:

Name................:       UNITED FINANCIAL MORTGAGE
                            ---------------------------------------------
? of................:       STEVE KHOSHABE
                            ---------------------------------------------
? Address...........:       600 ENTERPRISE DRIVE  SUITE 206
                            ---------------------------------------------
? Zip code..........:       OAK BROOK             IL    60521
                            ---------------------------------------------

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? AND MODIFICATIONS
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